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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):

                                December 4, 2002

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                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)




         Delaware                       000-21240                23-2705700
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 (State or other jurisdiction of       (Commission             (IRS Employer
incorporation or organization)           File No.)           Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)


(Registrant's telephone number including area code)   (610) 277-8300
                                                   -----------------------------


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Item 5.  Other Events.

         The Company held its annual meeting of stockholders on December 4, 2002. Michael Kantrowitz, Chairman, President and Chief Executive Officer, made a presentation updating the Company's business and prospects. As disclosed in a press release dated December 2, 2002, the meeting was broadcast live via the Internet on Vcall at www.vcall.com and on the Neoware website at www.neoware.com, and an Internet replay of the meeting was archived and available after the meeting until December 18, 2002. The broadcast was also accessible by telephone live and by replay through December 13, 2002. In the presentation, Mr. Kantrowitz stated that:

         o The Company was comfortable with analyst consensus estimates for the 2003 fiscal year of revenues between $63 million and $65 million and earnings per share between $0.43 and $0.46.

         o The Company has booked orders of $10 million to date for the quarter ending December 31, 2002.

         o The Company must book in excess of an additional $5 million, or 30% of the total for the quarter, in order to meet analyst consensus estimates of revenues of $15 million for the quarter, which is a lower percentage for the last month of the current quarter than in any of the three prior quarters and a lower dollar amount than in either of the prior two quarters. However, the month of December presents positives (such as customers having funds to spend in their end of year budgets) and negatives (such as holidays shortening the number of business days in the month).

         o Individual large transactions can impact revenue for the quarter, positively or negatively.

         o With the above caveats, the Company is comfortable with analyst consensus revenue estimates of $15 million, plus or minus $1 million, and based on those revenue estimates, earnings per share of, or exceeding, $0.10 to $0.11.

         o Mr. Kantrowitz intends to sell 50,000 shares of the Company's common stock under a Rule 10b5-1 plan in 2003.

         Subsequent to the annual meeting, Mr. Kantrowitz entered into a Rule 10b5-1 plan to sell 55,000 shares of the Company's common stock in 2003.



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                           Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding revenue and earnings per share estimates for the 2003 fiscal year and the quarter ending December 31, 2002. These forward-looking statements involve risks and uncertainties. Factors that could cause actual results to differ materially from those predicted in any such forward-looking statement include our ability to continue to lower our costs, our timely development and customers' acceptance of our Appliance Computing products, including acceptance by IBM and NCD customers, NCD's creditworthiness as a distributor of our products in Europe, pricing pressures, rapid technological changes in the industry, growth of the Appliance Computing market, increased competition, our ability to attract and retain qualified personnel, our ability to identify and successfully consummate future acquisitions; adverse changes in customer order patterns, adverse changes in general economic conditions in the U.S. and internationally, risks associated with foreign operations and political and economic uncertainties associated with current world events. These and other risks are detailed from time to time in Neoware's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its report on Form 10-K for its fiscal year ended June 30, 2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                   NEOWARE SYSTEMS, INC.


Dated: December 9, 2002            By: /S/ Vincent T. Dolan,
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                                       Vincent T. Dolan, Chief Financial Officer